SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) February 3, 2005

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 S.E. 6th Street
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (954) 769-6000

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 3, 2005, AutoNation, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended December 31, 2004. A copy of the press release and related quarterly financial data supplement is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated February 3, 2005 issued by AutoNation, Inc. and Related Quarterly Financial Data Supplement for the quarter ended December 31, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)
By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando Senior Vice President, General Counsel and Secretary

Dated: February 3, 2005

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated February 3, 2005 issued by AutoNation, Inc. and Related Quarterly Financial Data Supplement for the quarter ended December 31, 2004.

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